UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 7, 2017 Date of Report (Date of earliest event reported)
GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
(a) On September 7, 2017, GlobalSCAPE, Inc. (“GlobalSCAPE” or the “Company”) received a notice of noncompliance with the continued listing standards set forth in Section 1007 of the Company Guide (the “Company Guide”) of NYSE American LLC (the “Exchange”).  This notice of noncompliance is predicated on the Company’s failure to timely file its Form 10-K for the fiscal year ended December 31, 2016 (the “Delayed Form 10-K”) with the U.S. Securities and Exchange Commission (the “SEC”).
The Company previously disclosed in its Current Report on Form 8-K filed with the SEC on August 28, 2017 that the Company had become subject to the procedures and requirements set forth in Section 1007 of the Company Guide as a result of its failure to timely file with the SEC its quarterly report on Form 10-Q for the quarter ended June 30, 2017 (the “Delayed Form 10-Q”).
As previously disclosed in its Current Report on Form 8-K filed with the SEC on August 7, 2017 (the “Restatement Form 8-K”), the Company’s Audit Committee, in consultation with management, concluded that the Company’s consolidated financial statements for the year ended December 31, 2016 included in the Company’s Annual Report on Form 10-K (including the interim periods within that year) should no longer be relied upon.  Subsequently, RSM US, LLP (“RSM”), the Company’s former independent registered public accounting firm, withdrew its report relating to its audit of the Company’s consolidated financial statements for the year ended December 31, 2016.  RSM informed the Company of this withdrawal of its report through a letter dated September 5, 2017, and the Company subsequently notified the Exchange of this withdrawal.  The Company then received the notification of noncompliance with the Exchange’s continued listing standards referencing the Delayed Form 10-K.
In connection with the Delayed Form 10-K and the Delayed Form 10-Q, NYSE Regulation, which monitors whether an issuer listed on the Exchange has timely filed its annual and interim reports with the SEC, has informed the Company that during the period ending on February 22, 2018 (the “Initial Cure Period”), the Exchange will monitor the Company and the status of the Delayed Form 10-K, the Delayed Form 10-Q and any subsequent annual or quarterly report that the Company fails to file by the applicable due date (“Subsequent Reports”) until the amended Form 10-K with a reissued audit report, the Delayed Form 10-Q and any Subsequent Reports have been filed with the SEC.  If the Company fails to file the amended Form 10-K with a reissued audit report, the Delayed Form 10-Q and any Subsequent Reports within the Initial Cure Period, the Exchange may, in the Exchange’s sole discretion, allow the Company’s securities to be traded for up to an additional six-month period (the “Additional Cure Period”) depending on the Company’s specific circumstances.  NYSE Regulation has informed the Company that if the Exchange determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set out in Section 1010 of the Company Guide.  The Exchange may, in its sole discretion, decide (i) not to afford the Company any Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be, and immediately commence suspension and delisting procedures if the Company is subject to delisting pursuant to any other provision of the Company Guide, including if the Exchange believes, in the Exchange’s sole discretion, that continued listing and trading of the Company’s securities on the Exchange is inadvisable or unwarranted in accordance with Sections 1001-1006 of the Company Guide.
As previously disclosed in the Restatement Form 8-K, the Company intends to effect a restatement of its financial statements through filing an amended Form 10-K for the year ended December 31, 2016 and an amended Form 10-Q for the quarter ended March 31, 2017.  The Company is working diligently to complete these filings as well as the Delayed Form 10-Q and intends to make all of these filings as soon as practicable, which will result in regaining compliance with the continued listing standards of the Exchange.

The Company’s common stock will continue to be listed on the Exchange under the ticker symbol “GSB” but, as previously disclosed, a “.LF” indicator is being disseminated with the Company’s ticker symbol to signify the Company’s late filing status.
On September 13, 2017, the Company issued a press release announcing its receipt of the letter from NYSE Regulation.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8‑K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1 Press Release dated September 13, 2017.
Disclosures About Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, GlobalSCAPE’s expectations as to the timing of the filing of the amended Form 10-K with a reissued audit report, the amended Form 10-Q and the Delayed Form 10-Q.
These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements.  Factors that may cause future results to differ materially from management’s current expectations include, among other things, the discovery of additional information relevant to the internal investigation previously announced by the Company; the conclusions of the Company’s Audit Committee (and the timing of the conclusions) concerning matters relating to the internal investigation; the timing of the review by, and the conclusions of, GlobalSCAPE’s independent registered public accounting firm regarding the internal investigation and GlobalSCAPE’s financial statements; the possibility that additional errors may be identified; the risk that the completion of the restatement of the Company’s financial statements and the filing of the related quarterly and annual report amendments will take longer than expected; pending litigation and the possibility of further legal proceedings adverse to GlobalSCAPE resulting from the restatement or related matters; and the costs associated with the restatement.  GlobalSCAPE disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr. Chief Financial Officer
Dated:	September 13, 2017